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                            ING SERIES FUND, INC.

                    ING CLASSIC INDEX PLUS FUND ("FUND")

                  Supplement dated April 21, 2006 to the
              Class A shares Prospectus dated December 1, 2005


     On March 30, 2006, the Board of Directors of ING Series Fund, Inc. ("Company") with respect to the Fund adopted a Plan of Liquidation and Dissolution of Series ("Plan") effective April 3, 2006, ("Effective Date"). This Plan is intended to accomplish the complete liquidation and dissolution of the Fund.

     On the Effective Date, the Fund ceased the offering of its shares to the Fund's existing shareholders in anticipation of the liquidation. Pursuant to the Plan, the proportionate interests of shareholders in the assets of the Fund will be fixed on the basis of their respective shareholdings at the close of business on May 15, 2006. On such date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the state of Maryland or otherwise, the shareholders' respective interests in the Fund's assets shall not be transferable or redeemable. Accordingly, orders for redemption or exchange of shares will be not accepted after May 15, 2006. It is anticipated that on May 19, 2006, unless instructed otherwise, shares will either be liquidated and each shareholders proportionate interest in the Fund's net assets will be sent to the address of record, or transferred to the ING Classic Money Market Fund if held in an individual retirement account ("IRA") or other tax deferred product.

     The distribution of the Fund's assets is expected to consist of cash representing substantially all the assets of the Fund, less the amount reserved to pay creditors of the Fund, and is expected to occur on May 26, 2006 or as soon thereafter as is practicable.

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